UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007
SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.
As previously announced, Selectica, Inc.’s (the “Company”) Board of Directors has formed a Special Committee to conduct a voluntary review of its historical stock option grants. As a result of this ongoing review of stock option granting practices, the Company has delayed filing its quarterly report on Form 10-Q for the fiscal quarters ended September 30, 2006 and December 31, 2006, respectively. The Company intends to file such quarterly reports on Form 10-Q with the Securities and Exchange Commission as soon as possible after the completion of the independent review of past stock option granting practices.
As previously announced, as a result of not timely filing the Form 10-Q for the quarter ended September 30, 2006, the Company received a notice in November 2006 from the Nasdaq National Market that it is not in compliance with Nasdaq’s marketplace rules, which could result in delisting from the Nasdaq Stock Market. The Company requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) for continued listing on the Nasdaq National Market, and the hearing was held on January 18, 2007. At the hearing, the Company informed the Panel that it would be delinquent in filing its Form 10-Q for the fiscal quarter ended December 31, 2006 due to the ongoing review.
On February 8, 2007, the Panel notified the Company that it has determined to continue the Company’s listing subject to the filing by May 9, 2007 of its Form 10-Q for the quarter ended September 30, 2006 and any required restatements, communication with the Panel about the results of the investigation by a special committee of the Company’s Board of Directors into the Company’s historical stock option granting practices, and compliance with all other requirements for continued listing on the Nasdaq National Market.
On February 15, 2007, the Company received a letter from the Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq’s marketplace rules due to its failure to file its Form 10-Q for the period ended December 31, 2006. The failure to make such filing serves as an additional basis for delisting the Company’s common stock from Nasdaq. The Company intends to promptly present its views to the Panel with respect to this additional deficiency.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc., dated February 23, 2007, furnished in accordance with Item 3.01 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: February 23, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release of Selectica, Inc., dated February 23, 2007, furnished in accordance with Item 3.01 of this Current Report on Form 8-K.